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
                                                                                                              EXHIBIT 4.6
                                                                                                              -----------

NUMBER                                                                                                             SHARES
TC

SEE REVERSE FOR CERTAIN                     GOODRICH PETROLEUM CORPORATION                                   COMMON STOCK
DEFINITIONS AND RESTRICTIONS       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                 CUSIP 382410 10 8
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This Certifies that

is the record holder of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       PAR VALUE $4.20 PER SHARE, OF
                      GOODRICH PETROLEUM CORPORATION
transferable on the books of the Corporation, by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation as now or hereafter amended (copies of which Certificate and Bylaws are on file with the Transfer Agent), to all of which the holder by acceptance hereof expressly assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
Roland Frautschi                     SEAL             Walter G. Goodrich
   Treasurer                               President and Chief Executive Officer


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                         GOODRICH PETROLEUM CORPORATION
         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
     TEN COM - as tenants in common              UNIF GIFT MIN ACT - _________   Custodian ___________
     TEN ENT - as tenants by the entireties                          (Cust)                  (Minor)
     JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
               survivorship and not as tenants                       Act _______________
               in common                                                    (State)
                Additional abbreviations may also be used though not in the above list.
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In the event the Corporation is authorized to issue shares of more than one class or series, the Corporation will furnish without charge to each shareholder who so requests a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated    ______________________

                                        ________________________________________
                                        NOTICE:  THE SIGNATURE TO THIS
                                        ASSIGNMENT, MUST CORRESPOND WITH THE
                                        NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


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